UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                October 28, 2003

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                   ---------
         (State or other jurisdiction of incorporation or organization)

          0-20852                                        16-1387013
 -----------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)

                 2000 Technology Parkway, Newark, New York 14513
                 ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
                                ----------------
              (Registrant's telephone number, including area code)




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Item 7. Financial Statements, Pro Forma Financials and Exhibits.

(a)      Financial Statements of Business Acquired.

                  Not applicable.

(b) Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

                  99.1     Press Release dated October 28, 2003



Item 9. Regulation FD Disclosure.

The Company announced that it will report its third quarter 2003 results for the period ended September 27, 2003 before the market opens on Thursday, November 6, 2003. Ultralife management will host an investor conference call at 10:00AM ET also on November 6, 2003. Investors are invited to access a live webcast of the conference call at http://www.ultralifebatteries.com/invest.asp. A replay of the webcast will be available shortly after the call at the same location and will be archived for 90 days. Refer to the attached Exhibit 99.1 for the entire test of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ULTRALIFE BATTERIES, INC.

Dated:  October 28, 2003                   By:      /s/ Robert W. Fishback
                                                    ----------------------
                                                    Robert W. Fishback
                                                    Vice President of Finance &
                                                    Chief Financial Officer






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                                INDEX TO EXHIBITS





(99)     Additional Exhibits

99.1     Press Release dated October 28, 2003






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